UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 14, 2018 (November 8, 2018)

Professional Diversity Network, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35824	80-0900177
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 W. Adams Street, Sixth Floor, Chicago, Illinois	60607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 614-0950

 (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 8, 2018, Professional Diversity Network, Inc., a Delaware corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 3,838,587 shares of common stock constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on October 15, 2018, are as follows:

Proposal 1: The Company’s stockholders elected the following nine nominees as directors, to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes
James Kirsch	3,204,644	50,489	583,454
Maoji (Michael) Wang	3,204,644	50,489	583,454
Star Jones	3,204,663	50,470	583,454
Jingbo (James) Song	3,204,644	50,489	583,454
Xin He	3,204,644	50,489	583,454
Michael Belsky	3,204,644	50,489	583,454
Haibin Gong	3,204,644	50,489	583,454
Hao Zhang	3,199,567	55,566	583,454
Lida Fang	3,204,644	50,489	583,454

Proposal 2: The Company’s stockholders voted to approve an amendment to the Professional Diversity Network, Inc. 2013 Equity Compensation Plan to increase the number of shares reserved for issuance from 615,000 to 915,000 by the following vote:

For	Against	Abstentions	Broker Non-Votes
3,204,073	51,060	0	583,454

Proposal 3: The Company’s stockholders voted to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 by the following vote:

For	Against	Abstentions
3,832,587	6,000	0

Proposal 4: The Company’s stockholders voted to ratify the compensation of our named executive officers by the following vote:

For	Against	Abstentions
3,241,534	8,068	5,531

Proposal 5: The Company’s stockholders voted determine the frequency of future advisory votes on the compensation of our named executive officers by the following vote:

1 year	2 years	3 years	Abstentions
2,744,266	1,150	504,148	5,569

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Amendment No. 3 to the Professional Diversity Network, Inc. 2013 Equity Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2017	PROFESSIONAL DIVERSITY NETWORK, INC.

	By:	/s/ Jiangping (Gary) Xiao
Jiangping (Gary) Xiao
Chief Financial Officer